                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         DATE OF REPORT:    18-Feb-04

                        CIT Equipment Collateral 2002-VT1

      A Delaware                 Commission File             I.R.S. Employer
      Corporation                No. 0001172747              No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other
                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                                        Determination Date:           02/18/04
                                                                         Collection Period:           01/31/04
                                                                              Payment Date:           02/20/04
I. AVAILABLE FUNDS

     A. Available Pledged Revenues

         a. Scheduled Payments Received                                                         $23,708,529.98
         b. Liquidation Proceeds Allocated to Owner Trust                                           608,370.57
         c. Required Payoff Amounts of Prepaid Contracts                                          2,105,659.05
         d. Required Payoff Amounts of Purchased Contracts                                                0.00
         e. Proceeds of Clean-up Call                                                                     0.00
         f. Investment Earnings on Collection Account and Note Distribution Account                     675.38


                                                  Total Available Pledged Revenues =            $26,423,234.98

     B. Determination of Available Funds

         a. Total Available Pledged Revenues                                                    $26,423,234.98

         b. Servicer Advances                                                                     3,279,940.31

         c. Recoveries of prior Servicer Advances                                                (2,668,483.67)

         d. Withdrawal from Cash Collateral Account                                                 286,853.07

                                                                                                --------------
                                                  Total Available Funds =                       $27,321,544.69

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

         1. Servicing Fee                                                                           229,849.50

         2. Class A-1 Note Interest Distribution                             0.00
            Class A-1 Note Principal Distribution                            0.00
                 Aggregate Class A-1 distribution                                                         0.00

         3. Class A-2 Note Interest Distribution                             0.00
            Class A-2 Note Principal Distribution                            0.00
                 Aggregate Class A-2 distribution                                                         0.00

         4. Class A-3 Note Interest Distribution                       787,685.86
            Class A-3 Note Principal Distribution                   23,918,409.18
                 Aggregate Class A-3 distribution                                                24,706,095.04

         5. Class A-4 Note Interest Distribution                       414,657.08
            Class A-4 Note Principal Distribution                           0.00
                 Aggregate Class A-4 distribution                                                   414,657.08

         6. Deposit to the Class A Principal Account                         0.00

         7. Class B Note Interest Distribution                          33,458.43
            Class B Note Principal Distribution                        709,171.16
                 Aggregate Class B distribution                                                     742,629.59

         8. Class C Note Interest Distribution                          20,410.64
            Class C Note Principal Distribution                        386,820.63
                 Aggregate Class C distribution                                                     407,231.27

         9. Class D Note Interest Distribution                          47,440.94
            Class D Note Principal Distribution                        773,641.27
                 Aggregate Class D distribution                                                     821,082.21

        10. Deposit to the Cash Collateral Account                                                        0.00

        11. Amounts in accordance with the CCA Loan Agreement                                             0.00

        12. Remainder to the holder of the equity certificate                                             0.00

                               Collection Account Distributions =                                27,321,544.69
                                                                                                 =============

B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1. Payment due on the Senior Loan                                                                0.00

         2. Payment due on the Holdback                                                           1,990,591.81

         3. Payment to the Depositor                                                                      0.00
                                                                                                 -------------
                               Cash Collateral Account Distributions =                            1,990,591.81
                                                                                                 =============
C. INCORRECT DEPOSITS TO BE RETURNED TO CIT
                               Collection Account Distributions =                                         0.00
                                                                                                 -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

  ----------------------------------------------------------------------------------------------------------------------
          Distribution               Class A-1              Class A-2            Class A-3               Class A-4
             Amounts                   Notes                  Notes                Notes                   Notes
  ----------------------------------------------------------------------------------------------------------------------
1.        Interest Due                    0.00                   0.00           787,685.86                414,657.08
2         Interest Paid                   0.00                   0.00           787,685.86                414,657.08
3      Interest Shortfall                 0.00                   0.00                 0.00                      0.00
         ((1) minus (2))
4        Principal Paid                   0.00                   0.00        23,918,409.18                      0.00
5   Total Distribution Amount             0.00                   0.00        24,706,095.04                414,657.08
         ((2) plus (4))
  ----------------------------------------------------------------------------------------------------------------------
          Distribution                Class B                Class C              Class D              Total Offered
             Amounts                   Notes                  Notes                Notes                   Notes
  ----------------------------------------------------------------------------------------------------------------------
1.        Interest Due               33,458.43              20,410.64            47,440.94              1,303,652.95
2         Interest Paid              33,458.43              20,410.64            47,440.94              1,303,652.95
3      Interest Shortfall                 0.00                   0.00                 0.00                      0.00
         ((1) minus (2))
4        Principal Paid             709,171.16             386,820.63           773,641.27             25,788,042.24
5   Total Distribution Amount       742,629.59             407,231.27           821,082.21             27,091,695.19
         ((2) plus (4))

IV. Information Regarding the Securities

    A Summary of Balance Information

   -------------------------------------------------------------------------------------------------------------
                         Applicable    Principal Balance    Class Factor   Principal Balance     Class Factor
           Class           Coupon           Feb-04             Feb-04            Jan-04             Jan-04
                            Rate         Payment Date       Payment Date      Payment Date       Payment Date
   -------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes      1.9600%                0.00          0.00000               0.00      0.00000
b.    Class A-2 Notes      2.9000%                0.00          0.00000               0.00      0.00000
c.    Class A-3 Notes      4.0300%      210,628,248.48          0.66028     234,546,657.66      0.73526
d.    Class A-4 Notes      4.6700%      106,550,000.00          1.00000     106,550,000.00      1.00000
e.     Class B Notes       3.9700%        9,404,206.83          0.32042      10,113,377.99      0.34458
f.     Class C Notes       4.4400%        5,129,567.36          0.32060       5,516,387.99      0.34477
g.     Class D Notes       5.1600%       10,259,134.72          0.31963      11,032,775.99      0.34373

h.           Total Offered Notes        341,971,157.39                      367,759,199.63

i.        One-Month Libor Rate                 1.10000%


B Other Information

-------------------------------------------------------------------------------------------
                                Scheduled                           Scheduled
                            Principal Balance                   Principal Balance
       Class                     Feb-04                              Jan-04
                              Payment Date                        Payment Date
-------------------------------------------------------------------------------------------
  Class A-1 Notes                 0.00                                0.00

--------------------------------------------------------------------------------------------------------------------------
                                             Target                  Class                  Target              Class
                         Class          Principal Amount             Floor             Principal Amount         Floor
       Class          Percentage             Feb-04                 Feb-04                  Jan-04             Jan-04
                                          Payment Date           Payment Date            Payment Date       Payment Date
--------------------------------------------------------------------------------------------------------------------------
      Class A           92.75%            317,178,248.48                            341,096,657.66
      Class B            2.75%              9,404,206.83             0.00            10,113,377.99               0.00
      Class C            1.50%              5,129,567.36             0.00             5,516,387.99               0.00
      Class D            3.00%             10,259,134.72             0.00            11,032,775.99               0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

         1. Principal Balance of Notes and Equity Certificates                                  367,759,199.63
            (End of Prior Collection Period)
         2. Contract Pool Principal Balance (End of Collection Period)                          341,971,157.39
                                                                                                --------------

                            Total monthly principal amount                                       25,788,042.24

   B. PRINCIPAL BREAKDOWN                                        No. of Accounts
                                                                 ---------------

         1. Scheduled Principal                                           49,946                 22,882,926.52
         2. Prepaid Contracts                                              2,010                  2,105,659.05
         3. Defaulted Contracts                                              211                    799,456.67
         4. Contracts purchased by CIT Financial USA, Inc.                     0                          0.00
                                                                ----------------------------------------------

                            Total Principal Breakdown                     52,167                 25,788,042.24

VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                              ----------------------------------------------------------------------
                                                                  Original              Feb-04               Jan-04
                                                                    Pool             Payment Date         Payment Date
                                                              ----------------------------------------------------------------------

         1. a. Contract Pool Balance                            1,068,496,994.00    341,971,157.39      367,759,199.63
            b. No of Contracts                                            73,864            52,167              54,388
            c. Pool Factor

         2. Weighted Average Remaining Term                                38.00              25.1                25.5

         3. Weighted Average Original Term                                  44.1


    B. DELINQUENCY INFORMATION

                                           ------------------------------------------------------------------------------
                                                              % of Aggregate
                                              % of            Required Payoff         No. of         Aggregate Required
                                            Contracts             Amount             Accounts          Payoff Amounts
                                           ------------------------------------------------------------------------------
      1. Current                              94.56%              96.57%              49,327           336,286,573.68
         31-60 days                            2.86%               1.89%               1,490             6,565,389.05
         61-90 days                            1.15%               0.79%                 602             2,750,931.38
         91-120 days                           0.66%               0.29%                 342             1,023,050.62
         120+ days                             0.78%               0.46%                 406             1,616,994.30

               Total Delinquency              100.0%              100.0%              52,167           348,242,939.03

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                                         5,660,325.00
         End of Collection Period                                               6,271,781.64
                                                                                ------------
               Change in Delinquent Scheduled Payments                            611,456.64

    C. DEFAULTED CONTRACT INFORMATION

      1. Required Payoff Amount on Defaulted Contracts                            799,456.67
      2. Liquidation Proceeds received                                            608,370.57
                                                                                ------------
      3. Current Liquidation Loss Amount                                          191,086.10

      4. Cumulative Liquidation Losses to date                                 13,644,497.54

                            % of Initial Contracts                                    6.104%
                % of Initial Contract Pool Balance                                    1.277%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

         1. Opening Servicer Advance Balance                       5,660,325.00
         2. Current Period Servicer Advance                        3,279,940.31
         3. Recoveries of prior Servicer Advances                 -2,668,483.67
                                                                  -------------
         4. Ending Servicer Advance Balance                        6,271,781.64

     B. CASH COLLATERAL ACCOUNT

         1. Applicable Rates for the Interest Period:
            a. Libor Rate for the Interest Period                                  1.1000%
            b. Senior Loan Interest Rate                                           4.6000%
            c. Holdback Amount Interest Rate                                       7.1000%

         2. Opening Cash Collateral Account                                                      32,178,929.97

         3. Deposit from the Collection Account                                                           0.00

         4. Withdrawals from the Cash Collateral Account                                           (286,853.07)

         5. Investment Earnings                                                                      20,991.18

         6. Investment Earnings Distributions:
            a. Senior Loan Interest                                                                       0.00
            b. Senior Loan Principal                                                                      0.00
            c. Holdback Amount Interest                                                             -20,991.18
            d. Holdback Amount Principal                                                                  0.00
                                                                                                  ------------
                Total Investment Earnings distributions                                             -20,991.18

         7. Remaining available amount                                                                    0.00

         8. Required Cash Collateral Account Amount                                              29,922,476.27

         9. Cash Collateral Account Surplus/ (Shortfall)                                                  0.00

         10. Distribution of CCA Surplus:
             a. Senior Loan Principal                                                                     0.00
             b. Holdback Amount Principal                                                        -1,969,600.63
                                                                                                 -------------
                 Total Distribution of Surplus                                                   -1,969,600.63

         11. Ending Cash Collateral Account                                                      29,922,476.27

         12. Cash Collateral Account deficiency                                                           0.00


     C. OTHER RELATED INFORMATION

         1. Discount Rate                                                4.6150%

         2. Life to Date Prepayment (CPR)                                  6.73%

         3. Life to Date Substitutions:

            a. Prepayments                               0.00

            b. Defaults                                  0.00



 ---------------------------------------------------------------------------------------
                                             Feb-04                        Jan-04
             Item                      Payment Date                  Payment Date
 ---------------------------------------------------------------------------------------
 a.  Senior Loan                          0.00                                0.00
 b.  Holdback Amount             41,050,544.30                       43,020,144.93

  NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and
   Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 02/20/04

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   Glenn Votek
                     Executive Vice President, and Treasurer